Exhibit 14

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm in this Registration Statement on Form N-14 for Alliance World Dollar Government Fund II, Inc. (File Nos. 33-63140 and 811-07732) and to the use of our report dated March 31, 2006, which is incorporated by reference into this Registration Statement.


/s/ ERNST & YOUNG LLP